SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) April 2, 1999


                          OLYMPUS COMMUNICATIONS, L.P.
             (Exact name of registrant as specified in its charter)

        Delaware                      333-19327                25-1622615
    (State or other           (Commission File Number)       (IRS Employer
    jurisdiction of                                        Identification No.)
     incorporation)

                           OLYMPUS CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                     333-19327                  23-2868925
    (State or other           (Commission File Number)        (IRS Employer
    jurisdiction of                                        Identification No.)
     incorporation)

        ----------------------------------------------------------------

                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events

Olympus Communications, L.P. ("Olympus") is a joint venture limited partnership between a subsidiary of Adelphia Communications Corporation and subsidiaries of FPL Group. The Registrant is filing certain documents with regard to Olympus.






Item 7.  Financial Statements and Exhibits

Exhibit 10.1 Purchase and Sale Agreement by and among Cable TV Fund 12-A, LTD (as Seller), Jones Intercable, Inc. and Olympus Communications, L.P. (as Buyer)

Exhibit 10.2 First Amendment, dated as of July 31, 1998 for the Amended and Restated Credit Agreement dated as of March 29, 1996.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 1999                         OLYMPUS COMMUNICATIONS, L.P.

                                            BY:      ACP HOLDINGS, INC.
                                                     Managing General Partner

                                            By:   /s/Timothy J. Rigas
                                                     Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer, Principal
                                                     Accounting Officer and
                                                     Principal Financial Officer
                                                     of ACP Holdings, Inc.


Date: April 2, 1999                         OLYMPUS CAPITAL CORPORATION

                                            By:   /s/Timothy J. Rigas
                                                     Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer, Principal
                                                     Accounting Officer and
                                                     Principal Financial Officer

EXHIBIT INDEX

Exhibit 10.1 Purchase and Sale Agreement by and among Cable TV Fund 12-A, LTD (as Seller), Jones Intercable, Inc. and Olympus Communications, L.P. (as Buyer)

Exhibit 10.2 First Amendment, dated as of July 31, 1998 for the Amended and Restated Credit Agreement dated as of March 29, 1996.